EXHIBIT 99.7

THIS CONVERTIBLE TERM NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO INTEGRATED HEALTHCARE HOLDINGS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT, OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.


                        $10,700,000 CONVERTIBLE TERM NOTE
                        ($10.7 MILLION CREDIT AGREEMENT)

$10,700,000.00                                                   October 9, 2007
Las Vegas, Nevada

     1.   Terms.

     FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("CHAPMAN"), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("COASTAL") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are hereinafter together referred to as the "BORROWERS"), hereby jointly and severally promise to pay to the order of MEDICAL PROVIDER FINANCIAL CORPORATION III, a Nevada corporation, or its successors, nominees or assigns (collectively, "LENDER"), the principal amount of TEN MILLION AND SEVEN HUNDRED THOUSAND DOLLARS ($10,700,000.00) ("$10,700,000 CONVERTIBLE TERM LOAN") or such lesser amount as may be loaned by Lender from time to time and be outstanding, together with interest on the unpaid balance of such amount from the date of the initial advance until paid. This "$10,700,000 CONVERTIBLE TERM NOTE" is the $10,700,000 Convertible Term Note issued under the Credit Agreement ($10,700,000 Facility) of even date herewith by and between Borrowers, the Credit Parties named therein, and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "CREDIT AGREEMENT") to which a reference is made for a statement of additional terms and conditions of the $10,700,000 Convertible Term Loan evidenced hereby, which such terms and conditions are hereby incorporated by reference. Initially capitalized terms not defined in this $10,700,000 Convertible Term Note shall have the respective meanings assigned to them in the Credit Agreement. This $10,700,000 Convertible Term Note is secured by, among other things, the Collateral Documents referenced in the Credit Agreement, the other Loan Documents referenced therein, and is entitled to the benefit of the rights, remedies and security provided thereby.

     Interest on the outstanding principal balance under this $10,700,000 Convertible Term Note is payable at the Interest Rate provided in the Credit Agreement, or, under the circumstances provided for in the Credit Agreement, at the Default Rate, in immediately available United States Dollars at the times and in the manner specified in the Credit Agreement. Borrower acknowledges that
(a) Lender is authorized under the Credit Agreement to charge the $10,700,000 Convertible Term Loan with the amount of any unpaid Obligations of Borrowers to Lender, (b) the principal amount of the $10,700,000 Convertible Term Note will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Credit Agreement. Payments received by Lender shall be applied against principal and interest as provided for in the Credit Agreement.

     To the fullest extent permitted by applicable law, Borrowers waive, except to the extent specifically required by the Credit Agreement or other Loan
Documents: (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this $10,700,000 Convertible Term Note;
(ii) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevin, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (iii) the benefit of all valuation, appraisal and exemption laws.

     2.   Conversion.

     At any time prior to the Maturity Date, the Lender may elect to convert all or any part of the principal amount of this $10,700,000 Convertible Term Note, and the accrued and unpaid interest thereon, into fully issued and nonassessable shares of voting common stock of IHHI ("COMMON STOCK") as set forth herein. The maximum number of shares of Common Stock into which this $10,700,000 Convertible Term Note may be converted shall be determined by dividing the entire unpaid principal amount of the $10,700,000 Convertible Term Loan, and the accrued and unpaid interest thereon, by the conversion price of $0.21, which shall be subject to adjustment from time to time as set forth herein (as adjusted, the "COMMON STOCK CONVERSION PRICE").

     3. Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this $10,700,000 Convertible Term Note. In lieu of IHHI issuing any fractional shares to the Lender, Borrowers shall pay to the Lender the amount of outstanding principal and/or interest that is not so converted into Common Stock in cash. Upon conversion of this $10,700,000 Convertible Term Note, IHHI shall, as soon as practicable thereafter, issue and deliver to Lender a certificate or certificates for the number of shares of Common Stock to which the Lender shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to IHHI), together with any other securities and property to which the Lender is entitled upon such conversion under the terms of this $10,700,000 Convertible Term Note. Upon full conversion of this $10,700,000 Convertible Term Note, Borrower shall be forever released from all its obligations and liabilities under this $10,700,000 Convertible Term Note with the exception of such obligations and liabilities as are set forth in Sections 10, 12, 13, 14, 18, 19 and 20, which sections shall survive any conversion of this $10,700,000 Convertible Term Note.

     4. Maturity. To the extent that this $10,700,000 Convertible Term Note has not been converted as set forth in Sections 2 and 3 above, the entire outstanding principal balance and all unpaid accrued interest shall become fully due and payable as set forth in the Credit Agreement.

     5. Adjustments to the Common Stock Conversion Price. The Common Stock Conversion Price shall be subject to adjustment from time to time as follows:

     (a) For purposes of this Section 5, the following definitions shall apply:

          (i) "OPTIONS" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

          (ii) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock of IHHI.

          (iii) "ADDITIONAL STOCK" shall mean all shares of Common Stock issued (or, pursuant to Section 5(b) below, deemed to be issued) by IHHI from and after the date of this $10,700,000 Convertible Term Note, other than shares of Common Stock issued or issuable pursuant to the conversion or exercise of convertible or exercisable securities of IHHI outstanding as of the date hereof or pursuant to any event for which adjustment has already been made or is otherwise provided for pursuant to this Section 5.

     (b) Adjustment of Exercise Price Upon Issuance of Shares of Additional Stock. In the event that IHHI shall issue shares of Additional Stock without consideration or for a consideration per share less than the Common Stock Conversion Price then in effect, then and in each such event, the Common Stock Conversion Price then in effect shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-tenth of a cent) determined by multiplying the Common Stock Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including any Common Stock issuable pursuant to any then outstanding options or warrants for Common Stock or any class or series of preferred stock convertible into Common Stock outstanding immediately prior to such issue) plus the number of shares of Common Stock (on an as-converted to Common Stock basis) which the aggregate consideration received by IHHI for the total number of shares of Additional Stock so issued would purchase at the Common Stock Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including any Common Stock issuable pursuant to any then outstanding options or warrants for Common Stock or any class or series of preferred stock convertible into Common Stock outstanding immediately prior to such issue) plus the number of shares of such Additional Stock (on an as-converted to Common Stock basis) so issued. In the event that IHHI at any time or from time to time after the date of this $10,700,000 Convertible Term Note shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Additional Stock issuable upon the exercise of such Options or, in the case of Convertible Securities, the conversion or exchange of the Convertible Securities shall be deemed to be Additional Stock issued as of the time of the issuance of such Option or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that:

          (i) except as provided in Section 5(b)(ii) and 5(b)(iii) below, no further adjustment in the Common Stock Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

          (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to IHHI, or change in the number of shares of Common Stock or Convertible Securities issuable upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Common Stock Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

          (iii) upon the expiration of any such Options or Convertible Securities, the Common Stock Conversion Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock or Convertible Securities actually issued upon the exercise of such Options or Convertible Securities; and

          (iv) no readjustment pursuant to Sections 5(b)(ii) and 5(b)(iii) above shall have the effect of increasing the Common Stock Conversion Price to an amount which exceeds the lower of (A) the Common Stock Conversion Price on the original adjustment date or (B) the Common Stock Conversion Price that would have resulted from any issuance of Additional Stock between the original adjustment date and such readjustment date.

     (c) Adjustment of Common Stock Conversion Price for Stock Dividends, Subdivisions, or Split-ups of Common Stock. If the number of shares of Common Stock outstanding at any time after the date of this $10,700,000 Convertible Term Note is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, effective at the close of business upon the record date fixed for the determination of holders of Common Stock entitled to receive or be subject to such stock dividend, subdivision or split-up, the Common Stock Conversion Price then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this $10,700,000 Convertible Term Note shall be increased in proportion to such increase of outstanding shares of Common Stock.

     (d) Adjustment of Exercise Price for Combinations of Common Stock. If the number of shares of Common Stock outstanding at any time after the date of this $10,700,000 Convertible Term Note is decreased by a combination of the outstanding shares of Common Stock then, effective at the close of business upon the record date of such combination, the Common Stock Conversion Price then in effect shall be appropriately increased so that the number of shares of Common Stock issuable upon conversion of this $10,700,000 Convertible Term Note shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

     (e) Adjustment for Reorganizations, Reclassifications, etc. In the case, at any time after the date of this $10,700,000 Convertible Term Note, that the Common Stock issuable upon conversion of this $10,700,000 Convertible Term Note shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by reorganization, reclassification, merger or consolidation of IHHI with or into any other entity or entities, or a sale of all or substantially all of the assets of IHHI, or otherwise (other than a subdivision or combination of shares provided for elsewhere in this Section 5), then the Common Stock Conversion Price and other applicable terms of this $10,700,000 Convertible Term Note shall, concurrently with the effectiveness of such reorganization, reclassification, merger or consolidation, be proportionately adjusted or modified such that this $10,700,000 Convertible Term Note shall be convertible for, in lieu of the number of shares of Common Stock which the Lender would otherwise have been entitled to receive, a number of shares of such other class or classes of stock or securities or other property equivalent to the number of shares of Common Stock that the Lender would have been entitled to receive upon conversion of this $10,700,000 Convertible Term Note immediately before such event; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Lender, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Common Stock Conversion Price) shall thereafter be applicable, as nearly as may be reasonable, in relation to any shares of stock or other property thereafter receivable upon conversion of this $10,700,000 Convertible Term Note.

     (f) Adjustment of Exercise Price for Other Distributions. In the event that IHHI, after the date hereof, shall declare a cash dividend upon its Common Stock payable otherwise than out of retained earnings or shall distribute to holders of its Common Stock shares of IHHI capital stock (except as otherwise adjusted in this Section 5), stock or other securities of other persons, evidences of indebtedness issued by IHHI or other persons, assets, options or other rights, or shall fix a record date for the determination of holders of Common Stock entitled to receive any such dividend or distribution, then, and in each such event, provision shall be made so that the Lender shall receive upon conversion of this $10,700,000 Convertible Term Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities, assets or other rights which Lender would have received had this $10,700,000 Convertible Term Note been converted into Common Stock, as of the date of such event or, in case such a record date shall have been fixed, as of the close of business on such record date for such event and had Lender thereafter, during the period from the date of such event or record date, as applicable, to and including the date of conversion of this $10,700,000 Convertible Term Note, retained such securities, assets and other rights receivable by Lender as aforesaid during such period, subject to all other adjustments called for during such period under this
Section 5 with respect to the rights of the Lender.

     6. Notice of Adjustments to Common Stock Conversion Price. Whenever any adjustment of any terms of this $10,700,000 Convertible Term Note shall be required pursuant to Section 5 hereof, IHHI shall promptly provide notice to the

Lender setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of shares of Common Stock or other property which this $10,700,000 Convertible Term Note may be convertible into and the Common Stock Conversion Price therefor after giving effect to such adjustment.

     7. Representations, Warranties and Covenants of IHHI.

     (a) IHHI represents and warrants to the Lender that all corporate actions on the part of IHHI, its officers, directors and stockholders necessary for the issuance of this $10,700,000 Convertible Term Note and the sale and issuance of the Common Stock pursuant hereto and the performance of IHHI's obligations hereunder were taken prior to and are effective as of the effective date of this $10,700,000 Convertible Term Note. IHHI will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Common Stock upon conversion of this $10,700,000 Convertible Term Note, a number of shares of Common Stock equal to the maximum number of shares of Common Stock (as adjusted from time to time pursuant to Section 5 hereof) which may then be deliverable upon the conversion of this $10,700,000 Convertible Term Note. IHHI covenants that all Common Stock that shall be so issuable and deliverable upon conversion of this $10,700,000 Convertible Term Note shall, upon issuance thereof, be duly and validly authorized and issued and fully paid, and nonassessable.

     (b) IHHI has made available to the Lender true, correct and complete copies of its Articles of Incorporation and Bylaws, as amended. This $10,700,000 Convertible Term Note is not inconsistent with IHHI's Articles of Incorporation or Bylaws, and does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, agreement or other instrument to which it is a party or by which it is bound, and constitutes the legal, valid and binding agreements of IHHI, enforceable in accordance with its terms.

     (c) No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by IHHI of its obligations under this $10,700,000 Convertible Term Note, except for the filing of notices pursuant to Regulation D under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT") and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

     (d) All issued and outstanding shares of Common Stock and any other securities of IHHI have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock and any other securities were issued in full compliance with all federal and state securities laws. No stockholder of IHHI has preemptive rights to purchase new issuances of IHHI's capital stock.

     (e) The issuance of the Common Stock upon conversion of this $10,700,000 Convertible Term Note will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Securities Act, in reliance upon

Section 4(2) thereof, and (ii) the qualification requirements of applicable state securities laws.

     8. Restrictive Legend. The shares representing the Common Stock issuable upon conversion of this $10,700,000 Convertible Term Note (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

     THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     9. Restrictions Upon Transfer.

     (a) This $10,700,000 Convertible Term Note shall not be sold, transferred, assigned or hypothecated by the Lender except (i) to a partnership, limited liability company or other entity (or one or more of the foregoing), the owners of which are the Lender and/or affiliates of the Lender on the date of transfer;
(iii) to a successor in interest to the Lender; (iii) to a purchaser of all or substantially all of the Lender's business, equity securities or assets; (iv) any affiliate of the Lender, which shall be any person which directly or indirectly controls, is controlled by, or is under common control with the Lender; or (v) to any trustee of a fund pursuant to any lending agreements or arrangements between such trustee and Lender; provided in each case that any transferee agrees to be bound by the terms of this $10,700,000 Convertible Term Note. For purposes of this $10,700,000 Convertible Term Note, "CONTROL" of a person shall mean the power, direct or indirect, (x) to vote or direct the voting of 10% or more of the voting equity of such person or (y) to direct or cause the direction of the management and policies of such person whether by ownership or equity, by contract or otherwise, and "person" means an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof. The terms and conditions of this $10,700,000 Convertible Term Note shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

     (b) No opinion of counsel or "no-action" letter shall be necessary for any transfer by Lender to any of the persons specified in Section 9(a) above.

     10. Registration Rights.

     (a) No later than ninety (90) days prior to Maturity Date, IHHI shall file a registration statement under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT") covering the resale of all shares of Common Stock issued or issuable by IHHI upon conversion of this $10,700,000 Convertible Term Note, and IHHI shall use its reasonable best efforts to have such registration statement declared effective by the Securities Exchange Commission ("SEC") as soon as practicable but no later than the Maturity Date for distribution thereof by means of an underwriting. The underwriter will be selected by IHHI and shall be reasonably acceptable to the Lender. The Lender shall (together with IHHI as provided hereinbelow) enter into an underwriting agreement in a customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 10(a), if the underwriter advises the Lender in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Common Stock held by the Lender to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. IHHI shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the shares of Common Stock with respect to the registrations pursuant to this
Section 10(a), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the Lender selected by Lender.

     (b) (i) IHHI covenants and agrees with the Lender that, in the event IHHI proposes to file a registration statement under the Securities Act (including, without limitation, relating to a request for registration on Form S-3 from any stockholder) with respect to any class of security which becomes or which IHHI believes will become effective on or after the date of this $10,700,000 Convertible Term Note and on or before the Maturity Date, then IHHI shall in each case give prompt written notice of such proposed filing to the Lender at least sixty (60) days before the proposed filing date and, by such notice, shall offer to Lender the opportunity to include in such registration statement such number of shares of Common Stock issued or issuable by IHHI upon conversion of this $10,700,000 Convertible Term Note as Lender may request in writing.

          (ii) IHHI shall permit, or shall cause the managing underwriter of a proposed offering to permit, the Lender from whom such written requests have been received to include such number of shares of Common Stock issued or issuable upon conversion of this $10,700,000 Convertible Term Note as Lender may request in writing (the "PIGGY-BACK SHARES") in the proposed offering on the same terms and conditions as applicable to securities of IHHI included therein or as applicable to securities of any person other than IHHI and the Lender if the securities of any such person are included therein; provided, however, that IHHI shall not be required to honor any such request that is received more than sixty (60) days after the proper giving of IHHI's notice or after the Maturity Date. Notwithstanding any other provision of this Section 10(b), if the underwriter advises the Lender in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Common Stock held by the Lender to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. IHHI shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the shares of Common Stock with respect to the registrations pursuant to this Section 10(b), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the Lender selected by Lender.

          (iii) IHHI shall be obligated pursuant to this Section 10(b) to include in the piggy-back offering shares of Common Stock that have not yet been issued by IHHI upon conversion of this $10,700,000 Convertible Term Note so long as Lender submits an undertaking to IHHI that such Lender intends to convert this $10,700,000 Convertible Term Note for at least the number of shares of Common Stock to be included by Lender in such piggy-back offering prior to the consummation of such piggy-back offering. IHHI shall use its reasonable best efforts to register or qualify the Piggy-back Shares for offer or sale under the state securities or Blue Sky laws of such states which the Lender shall designate.

          (iv) If IHHI decides not to proceed with the piggy-back offering, IHHI will have no obligation to proceed with the offering of the Piggy-back Shares.

     (c) (i) To the fullest extent permitted by law, IHHI will indemnify and hold harmless Lender, the partners, members, officers, directors and shareholders of Lender, legal counsel and accountants for Lender, any underwriter (as defined in the Securities Act) for Lender and each person, if any, who controls Lender or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT"), against any Violation (as defined hereinbelow) and IHHI will pay to each such Lender, underwriter, controlling person or other aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 10(c) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of IHHI (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall IHHI be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Lender, underwriter, controlling person or other aforementioned person. The term "VIOLATION" means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

          (ii) Lender shall indemnify and hold harmless IHHI, each of its directors, each of its officers who have signed any such registration statement, and each person, if any, who controls IHHI within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which IHHI, or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue or alleged untrue statement of any material fact contained in any such registration statement, or final prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such registration statement, or final prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by Lender expressly for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by IHHI, or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(c)(ii) shall not apply to amounts paid to any claimant in settlement of any suit or claim unless such payment is first approved by Lender; and, provided further, that the aggregate amount payable by Lender pursuant to this Section 10(c)(ii) shall not exceed the net proceeds received by Lender in the registered offering out of which its obligations pursuant to this Section 10(c)(ii) arise.

     11. Rights of Stockholders. The Lender shall not be entitled, solely as a holder of this $10,700,000 Convertible Term Note, to vote or receive dividends or be deemed the holder of the shares of Common Stock issuable by IHHI upon conversion of this $10,700,000 Convertible Term Note or any other securities of IHHI which may at any time be issuable upon the conversion hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this $10,700,000 Convertible Term Note, as such, any of the rights of a stockholder of IHHI or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this $10,700,000 Convertible Term Note shall have been converted and the shares of Common Stock, other securities or property issuable by IHHI upon conversion of this $10,700,000 Convertible Term Note shall have become deliverable, as provided herein.

     12. Information Rights. IHHI shall deliver to the Lender the following (which may be satisfied by IHHI's delivery of IHHI's public filings, if applicable, to Lender):

     (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of IHHI, a balance sheet and income statement as of the last day of such year; a statement of cash flows for such year, such year end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants of nationally recognized standing selected by IHHI;

     (b) as soon as practicable, but in any event within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of IHHI, an unaudited income statement, schedule as to the sources and application of funds for such fiscal quarter, an unaudited balance sheet and a statement of shareholder's equity as of the end of such fiscal quarter; and

     (c) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of IHHI, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of shares of

Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for shares of Common Stock and the exchange ratio or exercise price applicable thereto and number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Lender to calculate its percentage equity ownership in IHHI and certified by the Chief Financial Officer or Chief Executive Officer of IHHI as being true, complete and correct.

     13. Inspection and Observer Rights. IHHI shall permit the Lender to visit and inspect IHHI's properties, to examine its books of account and records and to discuss IHHI's affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by Lender. IHHI shall invite a representative of the Lender to attend all regular meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give Lender copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, (a) that Lender shall agree to hold in confidence and trust all information so provided, and (b) if in the good faith opinion of IHHI's legal counsel, the delivery of such information to Lender, or the attendance of the Lender's representative at such meeting, would breach IHHI's attorney - client privilege with its legal counsel with respect to such information, IHHI may withhold such information from the Lender, or exclude the Lender's representative from such meeting of IHHI's Board of Directors, as the case may be.

     14. Reports Under Exchange Act. With a view to making available to the Lender the benefits of Rule 144 promulgated by the SEC under the Securities Act ("SEC Rule 144") and any other rule or regulation of the SEC that may at any time permit Lender to sell securities of the IHHI to the public without registration, IHHI agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, so long as IHHI is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

     (b) file with the SEC in a timely manner all reports and other documents required of IHHI under the Securities Act and the Exchange Act; and

     (c) furnish to the Lender, so long as the Lender holds this $10,700,000 Convertible Term Note or owns any shares of Common Stock issued by IHHI upon conversion of this $10,700,000 Convertible Term Note, forthwith upon request (i) a written statement by IHHI that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of IHHI and such other reports and documents so filed by IHHI, and (iii) such other information as may be reasonably requested in availing of any rule or regulation of the SEC which permits the selling of any such securities without registration.

     15. Proceeds Not Used for Personal or Consumer Purposes. Borrowers each acknowledge that this $10,700,000 Convertible Term Note is executed as part of a commercial transaction and that the proceeds of this $10,700,000 Convertible Term Note will not be used for any personal or consumer purpose.

     16. Event of Default. Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this $10,700,000 Convertible Term Note shall become, or may be declared to be, immediately due and payable, to the extent provided for in the Credit Agreement.

     17. Delivery of Note. This $10,700,000 Convertible Term Note shall not be deemed to have been delivered until it is received by Lender in Las Vegas, Nevada.

     18. WAIVER OF RIGHT TO JURY TRIAL. EACH BORROWER ACKNOWLEDGES THAT IT HAS WAIVED ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS $10,700,000 CONVERTIBLE TERM NOTE. THIS $10,700,000 CONVERTIBLE TERM NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

     19. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS $10,700,000 CONVERTIBLE TERM NOTE AND IN ANY OF THE OTHER LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS $10,700,000 CONVERTIBLE TERM NOTE AND EACH OF THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWERS AND LENDER EACH HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA, CLARK COUNTY, CITY OF LAS VEGAS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG BORROWERS ON THE ONE HAND, AND LENDER ON THE OTHER HAND, PERTAINING TO THIS $10,700,000 CONVERTIBLE TERM NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS $10,700,000 CONVERTIBLE TERM NOTE OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND EACH BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CLARK COUNTY, NEVADA; PROVIDED FURTHER, THAT NOTHING IN THIS $10,700,000 CONVERTIBLE TERM NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER AND LENDER EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER AND LENDER HEREBY WAIVE ANY OBJECTION THAT ANY BORROWER OR LENDER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER AND LENDER HEREBY AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE AT THE ADDRESSES SET FORTH IN ANNEX D OF THE CREDIT AGREEMENT.

     20. Assignment and Transfer. At any time and from time to time, (a) Lender shall have the right to sell, assign, transfer and convey its interest in the $10,700,000 Convertible Term Note and Lender's interest in the other Loan Documents (insofar as the same pertain to the $10,700,000 Convertible Term Loan) to any Person, and/or (b) if any part or all of the $10,700,000 Convertible Term Loan has been converted to Common Stock, other securities or property, Lender shall have the right to sell, assign, transfer and convey its interest in said Common Stock, other securities or property to any Person. Any such sale must be in compliance with Applicable Laws.





                          NO FURTHER TEXT ON THIS PAGE

     Borrowers have caused this $10,700,000 Convertible Term Note ($10.7 Million Credit Agreement) to be executed by their respective duly authorized officers as of the date first written above.


                                     BORROWERS:


                                     INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                     a Nevada corporation,


                                     By: /s/ Larry B. Anderson
                                         ---------------------------------------
                                         Larry B. Anderson, President


                                     WMC-SA, INC., a California corporation,


                                     By: /s/ Larry B. Anderson
                                         ---------------------------------------
                                         Larry B. Anderson, President


                                     WMC-A, INC., a California corporation,


                                     By: /s/ Larry B. Anderson
                                         ---------------------------------------
                                         Larry B. Anderson, President


                                     CHAPMAN MEDICAL CENTER, INC.,
                                     a California corporation,


                                     By: /s/ Larry B. Anderson
                                         ---------------------------------------
                                         Larry B. Anderson, President


                                     COASTAL COMMUNITIES HOSPITAL, INC.,
                                     a California corporation,


                                     By: /s/ Larry B. Anderson
                                         ---------------------------------------
                                         Larry B. Anderson, President